UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 26, 2010
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FIRST FINANCIAL CORPORATION
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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Indiana (State or other jurisdiction of incorporation)	000-16759 (Commission File Number)	35-1546989 (IRS Employer Identification No.)

One First Financial Plaza
Terre Haute, Indiana 47807
(Address of Principal Executive Offices, including Zip Code)

(812) 238-6000
(Registrant’s Telephone Number, Including Area Code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)  On February 26, 2010, Michael A. Carty, Chief Financial Officer and the principal financial officer of First Financial Corporation (the “Corporation”), announced that he will retire effective February 26, 2010 as the Chief Financial Officer of the Corporation and its wholly-owned subsidiary, First Financial Bank, N.A.  Mr. Carty did not cite any disagreement with the Corporation in announcing his retirement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 1, 2010

FIRST FINANCIAL CORPORATION

By:	/s/ Norman L. Lowery
Norman L. Lowery
Vice Chairman and Chief Executive Officer